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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 20, 2000


                          GRAND COURT LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21249                  22-3423087
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation or organization)                           Identification No.)


         2650 North Military Trail, Suite 350, Boca Raton, Florida 33431
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (561) 997-0323



                                       N/A
         (Former name or former address, if changed since last report.)




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Item 3.  Bankruptcy or Receivership.

On March 20, 2000, Grand Court Lifestyles, Inc. (the "Company") filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the District of New Jersey.

On March 15th the Company failed to make interest payments on approximately $167,000,000 principal amount of its debt obligations and did not fund approximately $1,447,000 in respect of limited partner priority returns relating to the syndicated senior living communities under the Company's management. As a result of this and other financial concerns, the Company's management concluded that the restructuring of its obligations through the formal process of a court-supervised voluntary reorganization under Chapter 11 of the Bankruptcy Code was needed to restore it to financial health.

The Company, under existing management, will continue to operate and manage its assets and business as a "debtor-in-possession" under the Bankruptcy Code, while at the same time working towards the development and confirmation of a plan of reorganization.

                      - - - - - - - - - - - - - - - - - - -

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the Company's ability to successfully reorganize, the possibility of liquidation if the Company cannot successfully reorganize and competitive factors affecting the long-term care services industry. For a discussion of other important factors, refer to the Company's documents and reports that are available from the Securities and Exchange Commission, including the Company's Annual Report on Form 10K for the fiscal year ended January 31, 1999 at Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations - Safe Harbor for Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "anticipates," "expects", "intends", "believes", and similar expressions. The Company's actual results could differ materially from such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.  Letter to all Creditors, Limited Partners and Shareholders of Record.


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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Grand Court Lifestyles, Inc.
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                                                     (Registrant)


                                                    /s/ Paul Jawin
                                        ----------------------------------------
Date:  March 22, 2000                                 (Signature)
                                                       Paul Jawin
                                                 Chief Operating Officer